United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Hermes Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/22

Date of Reporting Period: 11/30/22

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2022

Share Class | Ticker	A | CAPAX	B | CAPBX	C | CAPCX
	F | CAPFX	R | CAPRX	Institutional | CAPSX

Federated Hermes Capital Income Fund
Fund Established 1988

A Portfolio of Federated Hermes Income Securities Trust
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2021 through November 30, 2022. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Capital Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2022, was -8.33% for Class A Shares, -9.09% for Class B Shares, -9.21% for Class C Shares, -8.35% for Class F Shares, -8.51% for Class R Shares and -8.09% for Institutional Shares. The -8.09% total return of the Institutional Shares consisted of -11.44% in price depreciation and 3.35% in reinvested dividends. The total return of the Fund’s blended benchmark (Blended Index)1 was -5.45% for the period. The Fund’s Blended Index is comprised of 40% Russell 1000® Value Index (R1000V) which returned 2.42%, 20% Bloomberg US Corporate High Yield 2% Issuer Capped Index (BHY2%ICI) which returned -8.95%, 20% Bloomberg US Mortgage Backed Securities Index (BMB) which returned -11.50% and 20% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE) which returned -11.94%. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50) 2, a peer group for the Fund, was -9.78% for the same period. The Fund’s and M30-50’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total returns of any index.
The Fund’s investment strategy focused on income-earning investments, specifically income-producing equity securities and credit-sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed-income to achieve the Fund’s primary investment objective of current income and secondary investment objective of capital appreciation. These were the most significant factors affecting the Fund’s performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
Equity markets had a strong finish to 2021 due in part to better-than-expected earnings and a Christmas rally. This positive momentum was short-lived as a new Covid-19 strain, Omicron, slowed consumer spending, and Russia’s invasion of Ukraine disrupted the markets at the beginning of 2022. During the next two quarters, concerns over inflation, slowing economic growth, continued geopolitical tensions, and a quickened pace of the Federal Reserve’s (the “Fed”) rate hikes that could lead the economy into a recession, resulted in further market volatility and negative returns across most asset classes. For the reporting period, value stocks outperformed growth stocks, and large value stocks were the best performing equity style. The S&P 500 Index (S&P 500)3 returned -9.21%, and the R1000V returned 2.42% for the reporting period.
Annual Shareholder Report

Strong performance in the Energy sector dominated relatively weaker performance in the Communication Services sector across the S&P 500 sectors during the reporting period.
The emergence of the highest U.S. inflation in over 40 years drove the U.S. Treasury yields sharply higher over the reporting period. The Fed had incorrectly dismissed the rising inflation to transitory factors during much of 2021, keeping their policy rates near zero to support the ongoing expansion of the U.S. economy. While the U.S. economy expanded slowly and the unemployment rate declined, the rate of inflation increased rapidly. In response, the Fed tightened monetary policy by raising the upper bound of the federal funds target range from 0.25%, where it stood for the first half of the reporting period, to 4.00% by November 2022. The yield on the 10-year U.S. Treasury ended the reporting period at 3.61% up over 200 basis points (bps). Yields on 2-year, 10-year and 30-year Treasury securities increased 375 bps, 216 bps and 195 bps, respectively, over the reporting period.
PORTFOLIO ALLOCATION
During the reporting period, the Fund’s portfolio was allocated primarily between dividend-paying4 stocks and fixed-income securities in a manner reflecting the Fund’s primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund’s ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period was 52.0% in fixed-income securities, 41.3% in equities and 6.7% in cash. Relative to the Blended Index, the 3% average equity overweight allocation had a positive effect on Fund performance. During the reporting period, the Fund used various types of derivative instruments5 including options, credit default swaps, interest rate futures and index futures to manage the Fund’s duration and provide some defense against volatile market conditions. Credit default swaps had a -0.10% impact, equity call options detracted -0.23%, equity put options detracted -0.22%, interest rate futures contributed 0.38%, and index futures detracted -0.01% from the Fund’s performance for the reporting period.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned primarily within a diversified6 portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue current income and long-term growth of income by investing in stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio underperformed the R1000V.
Stock selection negatively impacted the overall performance of the Fund relative to the R1000V during the reporting period. Stock selection in the Communication Services, Consumer Discretionary and Industrials sectors detracted from performance while partially offset by positive stock selection in the Financials and Energy sectors. Sector allocation had a negative impact on overall Fund performance. An overweight allocation in the Information Technology and Consumer Discretionary sectors detracted from the Fund’s performance but was partially offset by an overweight allocation in the Energy sector and an underweight allocation in the Financials sector.
SECTOR AND SECURITY SELECTION–BOND7
During the reporting period, the total return of the high-yield8 benchmark BHY2%ICI outperformed the Fund’s fixed-income blended benchmark while the mortgage9 benchmark BMB and the emerging-markets10 benchmark BEMSAE underperformed. The income from both the high-yield and emerging-markets allocation contributed to the Fund’s primary objective of current income. During the reporting period, the fixed-income component of the portfolio underperformed the Fund’s fixed-income blended benchmark.
Yield curve11 and sector positioning were the largest contributors to performance, which was more than offset by negative performance from duration management and security selection. The portfolio was positioned with an underweight position to high-yield and emerging markets and an overweight position to mortgage-backed securities and investment-grade securities.12 The sector allocation was a positive contributor to performance. The Fund’s duration13 positioning was higher than benchmark duration which led to negative contribution and security selection was negative driven by negative selection in high yield.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Morningstar peer group.
3
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund’s broad-based securities market index.
Annual Shareholder Report

4
There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6
Diversification does not assure a profit nor protect against loss.
7
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8
High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
9
The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
10
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
11
The yield curve is a graph showing the comparative yields of securities in a particular class according to maturity. Securities on the long end of the yield curve have longer maturities.
12
Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
13
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Capital Income Fund (the “Fund”) from November 30, 2012 to November 30, 2022, compared to the Standard & Poor’s 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE)/20% Bloomberg US High Yield 2% Issuer Capped Index (BHY2%ICI)/20% Bloomberg US Mortgage Backed Securities Index (BMB) (the “Blended Index”),2,3 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2022

◾ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
◾ Total returns shown for Class B Shares include the maximum contingent deferred sales charge of 5.50%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2022
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-13.34%	1.84%	3.50%
Class B Shares	-13.96%	2.14%	3.42%
Class C Shares	-10.09%	2.15%	3.44%
Class F Shares	-10.15%	2.76%	3.97%
Class R Shares[5]	-8.51%	2.83%	3.90%
Institutional Shares	-8.09%	3.25%	4.34%
S&P 500	-9.21%	10.98%	13.34%
Blended Index	-5.45%	3.56%	5.99%
M30-50	-9.78%	2.86%	4.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and M30-50 have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2
The S&P 500 and the Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BEMSAE is the emerging markets debt component of the Bloomberg US Universal Bond Index and is generally at least 80% noninvestment-grade. The BHY2%ICI is an issuer-constrained version of the Bloomberg US Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.
4
The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund’s R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund’s R class for each year for which the Fund’s R class expenses would have exceeded the actual expenses paid by the Fund’s A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R class.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2022, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	39.1%
Mortgage Backed Securities	16.7%
Domestic Fixed-Income Securities	13.2%
International Fixed-Income Securities	8.7%
Foreign Governments/Agencies	5.9%
U.S. Government Agency Mortgage-Backed Securities	1.1%
Collateralized Mortgage Obligations	0.9%
Asset-Backed Securities	0.5%
Other Security Types[2]	2.2%
Cash Equivalents[3]	6.9%
Other Assets and Liabilities—Net[4]	4.8%
TOTAL	100%
At November 30, 2022, the Fund’s sector composition5 for its equity securities (excluding exchange-traded funds) was as follows:
Sector Composition	Percentage of Equity Securities
Health Care	17.8%
Financials	14.1%
Information Technology	12.3%
Consumer Discretionary	9.0%
Communication Services	8.4%
Utilities	8.3%
Industrials	7.7%
Energy	7.7%
Consumer Staples	6.9%
Real Estate	4.2%
Materials	3.6%
Total	100%

1
See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2	Other Security Type consists of purchased put options and international equity securities.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
Annual Shareholder Report

4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5
Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the
Adviser does not have access to the classification made by the GICS.

Annual Shareholder Report

Portfolio of Investments
November 30, 2022
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— 38.4%
		Communication Services— 3.4%
42,883	[1]	Alphabet, Inc., Class A	$ 4,330,754
42,628	[1]	Alphabet, Inc., Class C	4,324,610
279,558		AT&T, Inc.	5,389,878
70,074		Comcast Corp., Class A	2,567,511
19,219	[1]	Meta Platforms, Inc.	2,269,764
2,477	[1]	Netflix, Inc.	756,798
113,163		Verizon Communications, Inc.	4,411,094
1,400,000		Vodafone Group PLC	1,555,574
16,302	[1]	Walt Disney Co.	1,595,477
		TOTAL	27,201,460
		Consumer Discretionary— 2.9%
30,343	[1]	Amazon.com, Inc.	2,929,313
9,888		D. R. Horton, Inc.	850,368
4,450		Dillards, Inc., Class A	1,600,665
141,592		General Motors Co.	5,742,971
4,798		Home Depot, Inc.	1,554,504
18,848		McDonald’s Corp.	5,141,546
11,278		Nike, Inc., Class B	1,237,084
11,955		Starbucks Corp.	1,221,801
7,856		Target Corp.	1,312,502
17,718		TJX Cos., Inc.	1,418,326
		TOTAL	23,009,080
		Consumer Staples— 2.8%
5,446		Constellation Brands, Inc., Class A	1,401,528
3,724		Costco Wholesale Corp.	2,008,167
13,103		Estee Lauder Cos., Inc., Class A	3,089,556
34,900		Kraft Heinz Co./The	1,373,315
34,233		Philip Morris International, Inc.	3,412,003
16,137		Procter & Gamble Co.	2,406,995
54,993		The Coca-Cola Co.	3,498,105
34,022		WalMart, Inc.	5,185,633
		TOTAL	22,375,302
		Energy— 3.2%
34,458		Chevron Corp.	6,316,496
36,378		ConocoPhillips	4,493,047
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— continued
		Energy— continued
76,542		Exxon Mobil Corp.	$ 8,522,186
6,777		Pioneer Natural Resources, Inc.	1,599,304
30,807		Schlumberger Ltd.	1,588,101
17,743		Valero Energy Corp.	2,370,820
		TOTAL	24,889,954
		Financials— 5.8%
29,148		Allstate Corp.	3,902,917
51,643		American International Group, Inc.	3,259,190
202,233		Bank of America Corp.	7,654,519
15,317		Chubb Ltd.	3,363,460
41,141		Fifth Third Bancorp	1,495,887
4,163		Goldman Sachs Group, Inc.	1,607,542
49,697		JPMorgan Chase & Co.	6,867,132
12,660		LPL Financial Holdings, Inc.	2,996,749
39,074		Raymond James Financial, Inc.	4,567,751
54,801		The Hartford Financial Services Group, Inc.	4,185,152
121,435		Wells Fargo & Co.	5,822,808
		TOTAL	45,723,107
		Health Care— 6.8%
17,943		Abbott Laboratories	1,930,308
64,375	[1]	Avantor, Inc.	1,434,275
9,258		Danaher Corp.	2,531,230
10,252		Eli Lilly & Co.	3,804,312
30,402		Gilead Sciences, Inc.	2,670,208
27,083	[1]	Horizon Therapeutics PLC	2,716,154
56,622		Johnson & Johnson	10,078,716
7,110		McKesson Corp.	2,713,745
9,825		Medtronic PLC	776,568
51,407		Merck & Co., Inc.	5,660,939
133,226		Pfizer, Inc.	6,678,619
31,077	[1]	Tenet Healthcare Corp.	1,435,136
5,132		Thermo Fisher Scientific, Inc.	2,875,049
9,994		UnitedHealth Group, Inc.	5,474,313
22,562		Zimmer Biomet Holdings, Inc.	2,709,696
		TOTAL	53,489,268
		Industrials— 3.1%
8,604	[1]	Boeing Co.	1,539,084
4,691		Cummins, Inc.	1,178,191
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS— continued
		Industrials— continued
9,735		Eaton Corp. PLC	$ 1,591,186
27,754		Honeywell International, Inc.	6,093,391
19,175		Jacobs Solutions, Inc.	2,426,404
22,341		Johnson Controls International PLC	1,484,336
10,336		L3Harris Technologies, Inc.	2,347,099
14,801		Stanley Black & Decker, Inc.	1,209,538
8,008		Union Pacific Corp.	1,741,179
6,287	[1]	United Rentals, Inc.	2,219,500
13,430		Waste Management, Inc.	2,252,480
		TOTAL	24,082,388
		Information Technology— 5.0%
6,635		Analog Devices, Inc.	1,140,623
43,351		Apple, Inc.	6,417,248
5,033		Broadcom, Inc.	2,773,334
64,536		Cisco Systems, Inc.	3,208,730
12,434		Fidelity National Information Services, Inc.	902,460
62,707		Intel Corp.	1,885,599
25,446		Microchip Technology, Inc.	2,015,069
42,335		Microsoft Corp.	10,801,352
11,596		Motorola, Solutions, Inc.	3,156,431
7,759		NVIDIA Corp.	1,313,056
16,188	[1]	PayPal Holdings, Inc.	1,269,301
10,260	[1]	Salesforce, Inc.	1,644,165
15,284		Visa, Inc., Class A	3,316,628
		TOTAL	39,843,996
		Materials— 1.4%
15,356		Crown Holdings, Inc.	1,262,417
59,665		Freeport-McMoRan, Inc.	2,374,667
7,964		Linde PLC	2,679,726
73,599	[1]	MP Materials Corp.	2,447,167
12,572		Vulcan Materials Co.	2,304,825
		TOTAL	11,068,802
		Real Estate— 1.7%
11,241		American Tower Corp.	2,487,072
4,186		Equinix, Inc.	2,891,061
67,651		National Retail Properties, Inc.	3,136,300
17,775		ProLogis, Inc.	2,093,717
77,387		RLJ Lodging Trust	937,931
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS— continued
	Real Estate— continued
8,609	Simon Property Group, Inc.	$ 1,028,259
8,048	Sun Communities, Inc.	1,182,251
	TOTAL	13,756,591
	Utilities— 2.3%
152,005	CenterPoint Energy, Inc.	4,728,876
93,443	Dominion Energy, Inc.	5,710,302
37,046	NextEra Energy, Inc.	3,137,796
68,671	Southern Co.	4,644,906
	TOTAL	18,221,880
	TOTAL COMMON STOCKS (IDENTIFIED COST $288,088,830)	303,661,828
	U.S. TREASURIES— 8.7%
	U.S. Treasury Bond— 4.4%
$40,100,000	United States Treasury Bond, 3.000%, 8/15/2052	34,398,209
	U.S. Treasury Note— 4.3%
15,000,000	United States Treasury Note, 2.750%, 8/15/2032	13,912,500
18,400,000	United States Treasury Note, 3.000%, 7/31/2024	17,966,594
2,500,000	United States Treasury Note, 3.125%, 8/31/2027	2,425,827
	TOTAL	34,304,921
	TOTAL U.S. TREASURIES (IDENTIFIED COST $73,525,008)	68,703,130
	CORPORATE BONDS— 3.0%
	Basic Industry - Metals & Mining— 0.0%
200,000	Anglo American Capital PLC, Sr. Unsecd. Note, 144A, 2.875%, 3/17/2031	164,023
75,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 1.625%, 4/27/2026	66,749
35,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 3.375%, 9/23/2051	22,902
	TOTAL	253,674
	Capital Goods - Aerospace & Defense— 0.1%
200,000	BAE Systems PLC, Sr. Unsecd. Note, 144A, 3.400%, 4/15/2030	178,217
225,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	198,502
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	20,743
320,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	293,467
50,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 3.625%, 5/15/2025	48,230
130,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 4.375%, 5/15/2030	118,767
170,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	157,804
	TOTAL	1,015,730
	Capital Goods - Building Materials— 0.0%
40,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	34,715
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Capital Goods - Building Materials— continued
$ 180,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	$ 163,421
	TOTAL	198,136
	Capital Goods - Construction Machinery— 0.0%
220,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	206,229
	Capital Goods - Diversified Manufacturing— 0.0%
90,000	Valmont Industries, Inc., 5.250%, 10/1/2054	78,695
25,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.000%, 10/1/2044	21,867
100,000	Vontier Corp., Sr. Unsecd. Note, Series WI, 1.800%, 4/1/2026	84,500
60,000	Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	56,363
	TOTAL	241,425
	Communications - Cable & Satellite— 0.1%
95,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	90,447
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	372,724
200,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	190,366
200,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	196,751
	TOTAL	850,288
	Communications - Media & Entertainment— 0.1%
50,000	Alphabet, Inc., Sr. Unsecd. Note, 1.900%, 8/15/2040	34,466
150,000	Netflix, Inc., Sr. Unsecd. Note, 4.875%, 4/15/2028	145,912
150,000	Paramount Global, Sr. Unsecd. Note, 4.200%, 5/19/2032	124,605
40,000	Walt Disney Co., Sr. Unsecd. Note, 3.600%, 1/13/2051	31,549
	TOTAL	336,532
	Communications - Telecom Wireless— 0.1%
175,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	174,815
150,000	Crown Castle, Inc., Sr. Unsecd. Note, 5.200%, 2/15/2049	137,852
100,000	T-Mobile USA, Inc., Series WI, 2.700%, 3/15/2032	82,161
110,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.650%, 1/15/2053	110,496
	TOTAL	505,324
	Communications - Telecom Wirelines— 0.1%
200,000	AT&T, Inc., Sr. Unsecd. Note, 0.900%, 3/25/2024	189,909
200,000	AT&T, Inc., Sr. Unsecd. Note, 1.700%, 3/25/2026	180,372
85,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	62,190
190,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	174,665
150,000	Rogers Communications, Inc., Sr. Unsecd. Note, 144A, 4.500%, 3/15/2042	126,655
110,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.550%, 3/22/2051	81,560
	TOTAL	815,351
	Consumer Cyclical - Automotive— 0.1%
150,000	Daimler Trucks Financial NA, Sr. Unsecd. Note, 144A, 2.375%, 12/14/2028	125,790
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Cyclical - Automotive— continued
$ 100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	$ 85,016
75,000	General Motors Co., Sr. Unsecd. Note, 6.125%, 10/1/2025	76,033
60,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	59,638
	TOTAL	346,477
	Consumer Cyclical - Leisure— 0.0%
100,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 144A, 4.279%, 3/15/2032	85,004
100,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 144A, 5.050%, 3/15/2042	80,171
	TOTAL	165,175
	Consumer Cyclical - Retailers— 0.1%
150,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	132,383
150,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	107,791
80,000	AutoNation, Inc., Sr. Unsecd. Note, 3.850%, 3/1/2032	66,042
25,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	22,549
125,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	116,238
200,000	Home Depot, Inc., Sr. Unsecd. Note, 2.500%, 4/15/2027	185,698
150,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	137,052
	TOTAL	767,753
	Consumer Cyclical - Services— 0.0%
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	193,843
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	74,911
	TOTAL	268,754
	Consumer Non-Cyclical - Food/Beverage— 0.1%
250,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	234,273
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	131,100
45,000	Constellation Brands, Inc., Sr. Unsecd. Note, 3.750%, 5/1/2050	34,510
200,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	196,296
150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	126,613
130,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	100,207
150,000	Sysco Corp., Sr. Unsecd. Note, 3.250%, 7/15/2027	139,746
	TOTAL	962,745
	Consumer Non-Cyclical - Health Care— 0.0%
55,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	44,934
125,000	HCA, Inc., Sec. Fac. Bond, 3.500%, 7/15/2051	84,682
150,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 1.215%, 10/18/2024	140,410
	TOTAL	270,026
	Consumer Non-Cyclical - Pharmaceuticals— 0.1%
235,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	214,780
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Pharmaceuticals— continued
$ 60,000	AstraZeneca PLC, Sr. Unsecd. Note, 1.375%, 8/6/2030	$ 48,051
200,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.350%, 11/15/2047	181,230
	TOTAL	444,061
	Consumer Non-Cyclical - Products— 0.0%
65,000	Church & Dwight Co., Inc., Sr. Unsecd. Note, 2.300%, 12/15/2031	52,861
100,000	Procter & Gamble Co., Sr. Unsecd. Note, 3.000%, 3/25/2030	91,946
	TOTAL	144,807
	Consumer Non-Cyclical - Tobacco— 0.1%
110,000	Altria Group, Inc., Sr. Unsecd. Note, 2.450%, 2/4/2032	83,544
85,000	Altria Group, Inc., Sr. Unsecd. Note, 3.700%, 2/4/2051	55,219
150,000	Philip Morris International, Inc., Sr. Unsecd. Note, 5.750%, 11/17/2032	154,582
320,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	297,455
	TOTAL	590,800
	Energy - Independent— 0.0%
145,000	Hess Corp., Sr. Unsecd. Note, 5.600%, 2/15/2041	140,082
	Energy - Integrated— 0.1%
50,000	Cenovus Energy, Inc., Sr. Unsecd. Note, 4.250%, 4/15/2027	47,942
300,000	Exxon Mobil Corp., Sr. Unsecd. Note, 3.482%, 3/19/2030	282,716
	TOTAL	330,658
	Energy - Midstream— 0.1%
105,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	99,192
155,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	150,605
125,000	MPLX LP, Sr. Unsecd. Note, 4.950%, 3/14/2052	104,208
200,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	190,336
30,000	Targa Resources, Inc., Sr. Unsecd. Note, 4.200%, 2/1/2033	26,266
	TOTAL	570,607
	Energy - Refining— 0.0%
140,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	132,978
	Financial Institution - Banking— 0.7%
400,000	Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	330,578
200,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	170,900
500,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	490,437
150,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.992%, 6/13/2028	144,204
125,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	123,252
800,000	Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	747,497
250,000	Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	239,790
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - Banking— continued
$ 80,000	FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	$ 79,439
70,000	FNB Corp. (PA), Sr. Unsecd. Note, 5.150%, 8/25/2025	69,448
100,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.102%, 2/24/2033	83,128
250,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 4/1/2025	242,052
300,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	280,753
250,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	237,937
250,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.083%, 4/22/2026	232,369
100,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.963%, 1/25/2033	82,533
600,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	565,767
80,000	Morgan Stanley, Sr. Unsecd. Note, 4.889%, 7/20/2033	76,377
100,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 4.431%, 1/23/2030	94,684
350,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	367,335
100,000	Northern Trust Corp., Sub. Note, 6.125%, 11/2/2032	105,479
150,000	Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 1.887%, 6/7/2029	126,666
210,000	Wells Fargo & Co., Sr. Unsecd. Note, 2.188%, 4/30/2026	195,686
275,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	256,977
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	86,112
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 4.897%, 7/25/2033	96,436
	TOTAL	5,525,836
	Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
50,000	Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	37,111
	Financial Institution - Finance Companies— 0.0%
175,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, Sr. Unsecd. Note, 3.400%, 10/29/2033	135,814
80,000	Air Lease Corp., Sr. Unsecd. Note, 5.850%, 12/15/2027	79,498
	TOTAL	215,312
	Financial Institution - Insurance - Life— 0.1%
200,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	167,857
340,000	Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	267,152
	TOTAL	435,009
	Financial Institution - Insurance - P&C— 0.0%
250,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	327,904
	Financial Institution - REIT - Apartment— 0.1%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	181,499
250,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	244,452
	TOTAL	425,951
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - REIT - Healthcare— 0.0%
$ 200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	$ 189,753
110,000	Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	89,332
	TOTAL	279,085
	Financial Institution - REIT - Office— 0.1%
130,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 1.875%, 2/1/2033	96,809
300,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	279,757
40,000	Piedmont Operating Partnership, LP, Sr. Unsecd. Note, 2.750%, 4/1/2032	28,606
	TOTAL	405,172
	Financial Institution - REIT - Other— 0.0%
115,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	103,420
	Financial Institution - REIT - Retail— 0.0%
160,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	149,217
	Technology— 0.1%
95,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	85,419
5,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.187%, 11/15/2036	3,647
155,000	CDW LLC / CDW Finance, Sr. Unsecd. Note, 2.670%, 12/1/2026	137,669
135,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	128,733
150,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	135,446
100,000	Oracle Corp., Sr. Unsecd. Note, 6.250%, 11/9/2032	105,617
250,000	Oracle Corp., Sr. Unsecd. Note, 6.900%, 11/9/2052	277,376
20,000	Skyworks Solutions, Inc., Sr. Unsecd. Note, 1.800%, 6/1/2026	17,472
40,000	VMware, Inc., Sr. Unsecd. Note, 1.400%, 8/15/2026	35,197
35,000	VMware, Inc., Sr. Unsecd. Note, 2.200%, 8/15/2031	26,742
	TOTAL	953,318
	Technology Services— 0.0%
40,000	Verisign, Inc., Sr. Unsecd. Note, 2.700%, 6/15/2031	32,820
	Transportation - Airlines— 0.3%
2,000,000	American Airlines Group, Inc., Conv. Bond, 6.500%, 7/1/2025	2,258,900
	Transportation - Railroads— 0.0%
105,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.500%, 5/1/2050	76,539
65,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	56,108
	TOTAL	132,647
	Transportation - Services— 0.0%
120,000	GXO Logistics, Inc., Sr. Unsecd. Note, 2.650%, 7/15/2031	89,522
135,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 4.000%, 7/15/2025	129,522
	TOTAL	219,044
	Utility - Electric— 0.3%
75,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	60,630
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS— continued
		Utility - Electric— continued
$ 150,000		CenterPoint Energy, Inc., Sr. Unsecd. Note, 2.650%, 6/1/2031	$ 124,079
300,000		Enel Finance International SA, Company Guarantee, 144A, 6.000%, 10/7/2039	275,036
290,000		Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	277,364
30,000		Exelon Corp., Sr. Unsecd. Note, 144A, 4.100%, 3/15/2052	24,540
80,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	65,344
280,000		Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	229,290
230,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	224,788
150,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 1.900%, 6/15/2028	128,742
130,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	109,189
150,000		Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	144,204
300,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	280,366
45,000		Puget Energy, Inc., Sec. Fac. Bond, 2.379%, 6/15/2028	38,541
175,000		Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	154,715
280,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	266,465
45,000		WEC Energy Group, Inc., Sr. Unsecd. Note, 2.200%, 12/15/2028	38,204
		TOTAL	2,441,497
		Utility - Natural Gas— 0.1%
150,000		National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	150,407
250,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	207,852
		TOTAL	358,259
		TOTAL CORPORATE BONDS (IDENTIFIED COST $25,988,795)	23,858,114
		PREFERRED STOCKS— 2.6%
		Consumer Discretionary— 0.8%
26,800		Aptiv PLC, Conv. Pfd., Series A, 5.500%	3,203,404
30,913	[2]	Amazon.com, Inc., PERCS	3,050,495
		TOTAL	6,253,899
		Health Care— 0.6%
50,000		Becton Dickinson & Co., Conv. Pfd., 6.000%	2,469,000
96,347		Elanco Animal Health, Inc., Conv. Bond, 5.000%	1,998,237
		TOTAL	4,467,237
		Industrials— 0.1%
25,000		Clarivate PLC, Conv. Pfd., 5.250%	1,078,250
		Utilities— 1.1%
45,336		AES Corp., Conv. Bond, 6.875%	4,654,647
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		PREFERRED STOCKS— continued
		Utilities— continued
82,000	[1]	NextEra Energy, Inc., Conv. Pfd., 6.926%	$ 4,011,440
		TOTAL	8,666,087
		PREFERRED STOCKS (IDENTIFIED COST $24,035,651)	20,465,473
		COMMERCIAL MORTGAGE-BACKED SECURITIES— 1.0%
		Agency Commercial Mortgage-Backed Securities— 0.3%
$ 1,025,000		Federal Home Loan Mortgage Corp. REMIC, Series K054, Class A2, 2.745%, 1/25/2026	972,887
981,152		Federal Home Loan Mortgage Corp. REMIC, Series K105, Class A1, 1.536%, 9/25/2029	869,803
600,000		Federal Home Loan Mortgage Corp. REMIC, Series K109, Class A2, 1.558%, 4/25/2030	496,089
		TOTAL	2,338,779
		Commercial Mortgage— 0.7%
875,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	835,279
1,225,000	[3]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	1,176,936
2,000,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	1,893,079
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	371,198
2,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	1,837,145
		TOTAL	6,113,637
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $9,358,946)	8,452,416
		COLLATERALIZED MORTGAGE OBLIGATIONS— 0.2%
		Commercial Mortgage— 0.2%
285,000		Bank, Class A4, 3.394%, 3/15/2064	250,828
1,906,049		GS Mortgage-Backed Securities 2022-PJ3, Class A4, 2.500%, 8/25/2052	1,529,455
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,074,635)	1,780,283
		WARRANT— 0.1%
		Materials— 0.1%
4,803	[1]	Hercules, Inc., Warrants (IDENTIFIED COST $0)	727,211
		ASSET-BACKED SECURITY— 0.1%
		Other— 0.1%
$ 738,567		Home Partners of America Trust 2022-1, Class B, 4.330%, 4/17/2039 (IDENTIFIED COST $731,242)	686,127
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	PURCHASED PUT OPTION— 0.0%
3,100	SPDR S&P 500 ETF Trust (PUT-Option), Exercise Price $380,. Expiration Date 12/2/2022 (IDENTIFIED COST $82,261)	$ 13,950
	INVESTMENT COMPANIES— 44.6%
10,290,790	Emerging Markets Core Fund	81,091,429
43,102,401	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 3.86%[4]	43,085,160
15,890,638	High Yield Bond Core Fund	84,061,474
17,060,312	Mortgage Core Fund	144,159,638
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $428,537,217)	352,397,701
	TOTAL INVESTMENT IN SECURITIES—98.7% (IDENTIFIED COST $852,422,585)[5]	780,746,233
	OTHER ASSETS AND LIABILITIES - NET—1.3%[6]	9,886,624
	TOTAL NET ASSETS—100%	$790,632,857
At November 30, 2022, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
United States Treasury Notes 2-Year Long Futures	203	$41,687,954	March 2023	$97,310
United States Treasury Notes 5-Year Long Futures	352	$38,216,750	March 2023	$191,744
United States Treasury Notes 10-Year Long Futures	102	$11,577,000	March 2023	$62,239
United States Treasury Notes 10-Year Ultra Long Futures	189	$22,615,031	March 2023	$227,100
Short Futures:
United States Treasury Ultra Bond Short Futures	336	$45,790,500	March 2023	$(559,634)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$18,759
Annual Shareholder Report

At November 30, 2022, the Fund had the following open swap contracts:
Credit Default Swap
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2022	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Goldman Sachs & Co.	Pay Periodic Fee on CDX	Pay	(1.000)%	12/20/2027	2.26%	$14,000,000	$759,500	$1,133,605	$(374,105)
Citigroup, Inc.	Pay Periodic Fee on CDX	Pay	(5.000)%	12/20/2027	4.52%	$15,000,000	$(281,259)	$47,884	$(329,143)
Goldman Sachs & Co.	Pay Periodic Fee on CDX	Pay	0.000%	12/20/2027	2.26%	$9,000,000	$488,250	$675,443	$(187,193)
TOTAL CREDIT DEFAULT SWAPS							$966,491	$1,856,932	$(890,441)
At November 30, 2022, the Fund had the following outstanding written options contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
JP Morgan	Freeport- McMoRan, Inc.	550	$2,189,000	December 2022	$45.00	$(15,675)
JP Morgan	Horizon Therapeutics PLC	270	$2,707,830	December 2022	$85.00	$(419,850)
JP Morgan	MP Materials Corp.	735	$2,443,875	December 2022	$40.00	$(9,187)
JP Morgan	Tenet Healthcare Corp.	310	$1,431,580	December 2022	$50.00	$(20,150)
(Premium Received $70,512)						$(464,862)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Swap Contracts and Value of Written Options are included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

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Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2022, were as follows:
Affiliates	Value as of 11/30/2021	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$41,393,773	$1,186,009	$(40,424,088)
Emerging Markets Core Fund	$107,268,722	$2,000,000	$(9,940,000)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$26,119,381	$359,377,739	$(342,390,280)
High Yield Bond Core Fund	$189,567,196	$—	$(85,000,001)
Mortgage Core Fund	$123,919,469	$39,000,000	$—
TOTAL OF AFFILIATED TRANSACTIONS	$488,268,541	$401,563,748	$(477,754,369)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2022	Shares Held as of 11/30/2022	Dividend Income	Gain Distributions Received
$173,049	$(2,328,743)	$—	—	$1,221,911	$—
$(17,046,213)	$(1,191,080)	$81,091,429	10,290,790	$6,079,207	$—
$(9,646)	$(12,034)	$43,085,160	43,102,401	$994,771	$5,049
$(10,201,324)	$(10,304,397)	$84,061,474	15,890,638	$7,797,268	$—
$(18,759,831)	$—	$144,159,638	17,060,312	$3,755,337	$—
$(45,843,965)	$(13,836,254)	$352,397,701	86,344,141	$19,848,494	$5,049

1	Non-income-producing security.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or
(b) is subject to a contractual restriction on public sales. At November 30, 2022, these restricted securities amounted to $3,050,495, which represented 0.4% of total net assets.

3	Floating/variable note with current rate and current maturity or next reset date shown.
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $841,325,531.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2022.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$287,906,723	$—	$—	$287,906,723
International	14,199,532	1,555,573	—	15,755,105
Preferred Stocks
Domestic	16,183,819	—	—	16,183,819
International	4,281,654	—	—	4,281,654
Debt Securities:
U.S. Treasuries	—	68,703,130	—	68,703,130
Corporate Bonds	—	23,858,114	—	23,858,114
Commercial Mortgage-Backed Securities	—	8,452,416	—	8,452,416
Collateralized Mortgage Obligations	—	1,780,283	—	1,780,283
Warrant	—	727,211	—	727,211
Asset-Backed Security	—	686,127	—	686,127
Purchased Put Option	13,950	—	—	13,950
Investment Companies	352,397,701	—	—	352,397,701
TOTAL SECURITIES	$674,983,379	$105,762,854	$—	$780,746,233
Other Financial Instruments:
Assets
Futures Contracts	$578,393	$—	$—	$578,393
Swap Contracts	1,247,750	—	—	1,247,750
Liabilities
Futures Contracts	(559,634)	—	—	(559,634)
Swap Contracts	(281,259)	—	—	(281,259)
Written Options Contracts	(464,862)	—	—	(464,862)
TOTAL OTHER FINANCIAL INSTRUMENTS	$520,388	$—	$—	$520,388
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
PERCS	—Preferred Equity Redemption Cumulative Stock
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPDR	—Standard & Poor’s Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.82	$8.31	$7.94	$7.64	$8.11
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.30	0.28	0.28	0.32
Net realized and unrealized gain (loss)	(1.01)	0.52	0.38	0.31	(0.46)
Total From Investment Operations	(0.73)	0.82	0.66	0.59	(0.14)
Less Distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.29)	(0.29)	(0.33)
Net Asset Value, End of Period	$7.81	$8.82	$8.31	$7.94	$7.64
Total Return[2]	(8.33)%	9.89%	8.57%	7.89%	(1.79)%
Ratios to Average Net Assets:
Net expenses[3]	0.88%	0.88%	0.88%	0.88%	0.88%
Net investment income	3.42%	3.39%	3.58%	3.66%	4.05%
Expense waiver/reimbursement[4]	0.20%	0.18%	0.19%	0.19%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$454,119	$481,531	$426,630	$435,330	$487,934
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.84	$8.32	$7.96	$7.65	$8.13
Income From Investment Operations:
Net investment income (loss)[1]	0.20	0.23	0.21	0.22	0.26
Net realized and unrealized gain (loss)	(1.00)	0.52	0.37	0.32	(0.47)
Total From Investment Operations	(0.80)	0.75	0.58	0.54	(0.21)
Less Distributions:
Distributions from net investment income	(0.21)	(0.23)	(0.22)	(0.23)	(0.27)
Net Asset Value, End of Period	$7.83	$8.84	$8.32	$7.96	$7.65
Total Return[2]	(9.09)%	9.08%	7.51%	7.12%	(2.66)%
Ratios to Average Net Assets:
Net expenses[3]	1.73%	1.72%	1.73%	1.71%	1.64%
Net investment income	2.44%	2.57%	2.75%	2.83%	3.28%
Expense waiver/reimbursement[4]	0.12%	0.11%	0.12%	0.13%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,805	$33,721	$47,036	$59,115	$69,110
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.83	$8.31	$7.95	$7.64	$8.11
Income From Investment Operations:
Net investment income (loss)[1]	0.20	0.23	0.22	0.22	0.26
Net realized and unrealized gain (loss)	(1.01)	0.52	0.36	0.32	(0.46)
Total From Investment Operations	(0.81)	0.75	0.58	0.54	(0.20)
Less Distributions:
Distributions from net investment income	(0.21)	(0.23)	(0.22)	(0.23)	(0.27)
Net Asset Value, End of Period	$7.81	$8.83	$8.31	$7.95	$7.64
Total Return[2]	(9.21)%	9.11%	7.53%	7.15%	(2.55)%
Ratios to Average Net Assets:
Net expenses[3]	1.71%	1.71%	1.71%	1.69%	1.64%
Net investment income	2.44%	2.58%	2.77%	2.84%	3.29%
Expense waiver/reimbursement[4]	0.12%	0.11%	0.12%	0.12%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,112	$189,314	$252,421	$335,247	$423,771
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.81	$8.30	$7.94	$7.63	$8.11
Income From Investment Operations:
Net investment income (loss)[1]	0.28	0.30	0.28	0.28	0.32
Net realized and unrealized gain (loss)	(1.01)	0.52	0.36	0.32	(0.47)
Total From Investment Operations	(0.73)	0.82	0.64	0.60	(0.15)
Less Distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.28)	(0.29)	(0.33)
Net Asset Value, End of Period	$7.80	$8.81	$8.30	$7.94	$7.63
Total Return[2]	(8.35)%	9.89%	8.44%	8.02%	(1.93)%
Ratios to Average Net Assets:
Net expenses[3]	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	3.38%	3.38%	3.57%	3.65%	4.04%
Expense waiver/reimbursement[4]	0.18%	0.17%	0.18%	0.17%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$91,759	$116,303	$121,891	$133,595	$152,820
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.84	$8.32	$7.95	$7.65	$8.12
Income From Investment Operations:
Net investment income (loss)[1]	0.27	0.29	0.27	0.27	0.31
Net realized and unrealized gain (loss)	(1.02)	0.53	0.37	0.31	(0.46)
Total From Investment Operations	(0.75)	0.82	0.64	0.58	(0.15)
Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.27)	(0.28)	(0.32)
Net Asset Value, End of Period	$7.82	$8.84	$8.32	$7.95	$7.65
Total Return[2]	(8.51)%	9.87%	8.37%	7.68%	(1.99)%
Ratios to Average Net Assets:
Net expenses[3]	0.98%	1.01%	1.03%	1.07%	1.09%
Net investment income	3.36%	3.26%	3.45%	3.48%	3.84%
Expense waiver/reimbursement[4]	0.37%	0.36%	0.37%	0.36%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,160	$1,088	$1,066	$1,085	$1,076
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.83	$8.32	$7.95	$7.65	$8.12
Income From Investment Operations:
Net investment income (loss)[1]	0.30	0.32	0.30	0.30	0.34
Net realized and unrealized gain (loss)	(1.01)	0.52	0.37	0.31	(0.46)
Total From Investment Operations	(0.71)	0.84	0.67	0.61	(0.12)
Less Distributions:
Distributions from net investment income	(0.30)	(0.33)	(0.30)	(0.31)	(0.35)
Net Asset Value, End of Period	$7.82	$8.83	$8.32	$7.95	$7.65
Total Return[2]	(8.09)%	10.15%	8.84%	8.15%	(1.54)%
Ratios to Average Net Assets:
Net expenses[3]	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.63%	3.62%	3.84%	3.90%	4.30%
Expense waiver/reimbursement[4]	0.21%	0.18%	0.20%	0.18%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$145,677	$184,251	$148,479	$177,672	$252,899
Portfolio turnover[5]	81%	57%	80%	59%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2022

Assets:
Investment in securities, at value including $352,397,701 of investments in affiliated holdings* (identified cost $852,422,585)	$780,746,233
Cash	966
Due from broker (Note 2)	281,938
Income receivable	4,446,212
Income receivable from affiliated holdings	1,817,829
Swaps, at value (premium paid $1,809,048)	1,247,750
Receivable for investments sold	8,079,197
Receivable for shares sold	693,620
Receivable for variation margin on futures contracts	316,065
Total Assets	797,629,810
Liabilities:
Payable for investments purchased	4,564,371
Payable for shares redeemed	889,831
Written options outstanding (premium received $70,512), at value	464,862
Payable for periodic payments to swap contracts	196,000
Swaps, at value (premium received $47,884)	281,259
Income distribution payable	146,117
Payable for investment adviser fee (Note 5)	9,949
Payable for administrative fee (Note 5)	1,675
Payable for distribution services fee (Note 5)	60,824
Payable for other service fees (Notes 2 and 5)	125,487
Accrued expenses (Note 5)	256,578
Total Liabilities	6,996,953
Net assets for 101,227,241 shares outstanding	$790,632,857
Net Assets Consist of:
Paid-in capital	$1,039,817,766
Total distributable earnings (loss)	(249,184,909)
Total Net Assets	$790,632,857
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($454,119,269 ÷ 58,149,213 shares outstanding), no par value, unlimited shares authorized	$7.81
Offering price per share (100/94.50 of $7.81)	$8.26
Redemption proceeds per share	$7.81
Class B Shares:
Net asset value per share ($15,804,872 ÷ 2,019,560 shares outstanding), no par value, unlimited shares authorized	$7.83
Offering price per share	$7.83
Redemption proceeds per share (94.50/100 of $7.83)	$7.40
Class C Shares:
Net asset value per share ($82,112,440 ÷ 10,511,010 shares outstanding), no par value, unlimited shares authorized	$7.81
Offering price per share	$7.81
Redemption proceeds per share (99.00/100 of $7.81)	$7.73
Class F Shares:
Net asset value per share ($91,759,398 ÷ 11,764,128 shares outstanding), no par value, unlimited shares authorized	$7.80
Offering price per share (100/99.00 of $7.80)	$7.88
Redemption proceeds per share (99.00/100 of $7.80)	$7.72
Class R Shares:
Net asset value per share ($1,159,569 ÷ 148,243 shares outstanding), no par value, unlimited shares authorized	$7.82
Offering price per share	$7.82
Redemption proceeds per share	$7.82
Institutional Shares:
Net asset value per share ($145,677,309 ÷ 18,635,087 shares outstanding), no par value, unlimited shares authorized	$7.82
Offering price per share	$7.82
Redemption proceeds per share	$7.82

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2022

Investment Income:
Dividends (including $19,848,494 received from affiliated holdings and net of foreign taxes withheld of $153,319)	$35,030,550
Interest	2,767,432
TOTAL INCOME	37,797,982
Expenses:
Investment adviser fee (Note 5)	5,306,516
Administrative fee (Note 5)	696,651
Custodian fees	55,179
Transfer agent fees (Note 2)	877,724
Directors’/Trustees’ fees (Note 5)	6,488
Auditing fees	37,569
Legal fees	9,840
Portfolio accounting fees	193,177
Distribution services fee (Note 5)	1,177,038
Other service fees (Notes 2 and 5)	1,794,993
Share registration costs	95,303
Printing and postage	67,751
Miscellaneous (Note 5)	35,313
TOTAL EXPENSES	10,353,542
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(1,075,148)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(551,898)
TOTAL WAIVERS AND REIMBURSEMENTS	(1,627,046)
Net expenses	8,726,496
Net investment income	29,071,486
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts, Futures Contracts, Written Options and Swap Contracts:
Net realized gain on investments (including net realized loss of $(13,836,254) on sales of investments in affiliated holdings*)	$10,738,413
Net realized loss on foreign currency transactions	(53,625)
Net realized loss on foreign exchange contracts	(27,617)
Net realized gain on futures contracts	3,024,250
Net realized loss on written options	(899,512)
Net realized gain on swap contracts	56,675
Realized gain distribution from affiliated investment company shares*	5,049
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(45,843,965) on investments in affiliated holdings*)	(123,431,336)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(22,824)
Net change in unrealized appreciation of futures contracts	(24,198)
Net change in unrealized appreciation of written options	(394,350)
Net change in unrealized appreciation of swap contracts	(890,441)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts, futures contracts, written options and swap contracts	(111,919,516)
Change in net assets resulting from operations	$(82,848,030)

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income	$29,071,486	$32,739,395
Net realized gain (loss)	12,843,633	63,837,513
Net change in unrealized appreciation/depreciation	(124,763,149)	(2,111,095)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(82,848,030)	94,465,813
Distributions to Shareholders:
Class A Shares	(15,722,089)	(16,220,030)
Class B Shares	(576,720)	(1,082,054)
Class C Shares	(3,187,097)	(6,011,067)
Class F Shares	(3,495,343)	(4,227,580)
Class R Shares	(36,455)	(36,989)
Institutional Shares	(5,932,957)	(5,968,054)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,950,661)	(33,545,774)
Share Transactions:
Proceeds from sale of shares	135,621,384	135,549,361
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Diversified Income Fund	—	34,137,428
Net asset value of shares issued to shareholders in payment of distributions declared	27,345,189	31,733,217
Cost of shares redeemed	(266,741,896)	(253,656,194)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(103,775,323)	(52,236,188)
Change in net assets	(215,574,014)	8,683,851
Net Assets:
Beginning of period	1,006,206,871	997,523,020
End of period	$790,632,857	$1,006,206,871
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2022
1. ORGANIZATION
Federated Hermes Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Hermes Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon Diversified Income Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Class A Shares and Institutional Shares, respectively, of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Hancock Fund	Share Class Exchanged	Fund Shares Received
Hancock Horizon Diversified Income Fund	A	1.559
	IS	1.561
Annual Shareholder Report

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund’s Net Assets Received	Unrealized Appreciation	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,435,922	$34,137,428	$3,916,014	$1,002,252,265	$1,036,389,693
Assuming the acquisition had been completed on December 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results (unaudited) of operations for the year ended November 30, 2021, are as follows:
Net investment income	$33,503,773
Net realized and unrealized gain on investments	65,707,313
Net increase in net assets resulting from operations	$99,211,086
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund’s Statement of Changes in Net Assets for the year ended November 30, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is
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normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses
Annual Shareholder Report

mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waivers and reimbursements of $1,627,046 is disclosed in various locations in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2022, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$443,764	$(344,689)
Class B Shares	26,769	—
Class C Shares	132,439	—
Class F Shares	97,310	(62,811)
Class R Shares	1,232	—
Institutional Shares	176,210	(141,685)
TOTAL	$877,724	$(549,185)
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2022, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,147,824
Class B Shares	59,408
Class C Shares	331,130
Class F Shares	256,631
TOTAL	$1,794,993
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2022, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2022, tax years 2019 through 2022 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon
Annual Shareholder Report

entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or a specified amount of cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage sector/asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding, at period end, including net unrealized appreciation/depreciation, are listed after the Fund’s Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $7,000,000. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $113,769,460 and $38,994,520, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2022, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage security, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $130,241 and $120,427, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $51,548 and $152,854, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$18,759*		$—
Equity contracts		—	Written options outstanding, at value	464,862
Equity contracts	Purchased options, within Investment in securities at value	13,950		—
Credit contracts	Swaps, at value	1,247,750	Swaps, at value	281,259
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,280,459		$746,121

*
Includes cumulative net appreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2022
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$3,096,266	$—	$—	$—	$3,096,266
Equity contracts	—	(72,016)	—	(1,675,614)	(899,512)	(2,647,142)
Foreign exchange contracts	—	—	(27,617)	—	—	(27,617)
Credit contracts	56,675	—	—	—	—	56,675
TOTAL	$56,675	$3,024,250	$(27,617)	$(1,675,614)	$(899,512)	$478,182

1	The net realized gain on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$—	$(24,198)	$—	$—	$(24,198)
Equity contracts	—	—	(68,311)	(394,350)	(462,661)
Credit contracts	(890,441)	—	—	—	(890,441)
TOTAL	$(890,441)	$(24,198)	$(68,311)	$(394,350)	$(1,377,300)

2	The net change in unrealized depreciation of Purchased Options Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2022, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset In the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented In Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$1,247,750	$(281,259)	$—	$966,491
Purchased Option Contracts	13,950	(13,950)	—	—
TOTAL	$1,261,700	$(295,209)	$—	$966,491

Transaction	Gross Liability Derivatives Presented In Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$281,259	$(281,259)	$—	$—
Written Option Contracts	464,862	(13,950)	—	450,912
TOTAL	$746,121	$(295,209)	$—	$450,912
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 11/30/2022		Year Ended 11/30/2021
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,934,022	$98,024,999	10,521,871	$92,547,176
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	169,828	2,374,651
Shares issued to shareholders in payment of distributions declared	1,842,753	14,815,994	1,725,333	15,293,237
Shares redeemed	(10,207,100)	(83,627,999)	(9,187,125)	(81,072,853)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,569,675	$29,212,994	3,229,907	$29,142,211
	Year Ended 11/30/2022		Year Ended 11/30/2021
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	34,207	$294,217	31,358	$278,745
Shares issued to shareholders in payment of distributions declared	65,906	535,904	112,526	996,809
Shares redeemed	(1,894,808)	(15,670,601)	(1,979,970)	(17,536,932)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,794,695)	$(14,840,480)	(1,836,086)	$(16,261,378)
	Year Ended 11/30/2022		Year Ended 11/30/2021
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	717,803	$5,914,921	1,681,690	$14,811,709
Shares issued to shareholders in payment of distributions declared	385,737	3,138,428	671,135	5,936,452
Shares redeemed	(12,041,717)	(98,711,514)	(11,275,404)	(99,860,110)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(10,938,177)	$(89,658,165)	(8,922,579)	$(79,111,949)
	Year Ended 11/30/2022		Year Ended 11/30/2021
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	176,248	$1,447,303	163,889	$1,462,287
Shares issued to shareholders in payment of distributions declared	410,853	3,309,569	451,223	3,991,090
Shares redeemed	(2,020,140)	(16,203,041)	(2,104,641)	(18,552,615)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(1,433,039)	$(11,446,169)	(1,489,529)	$(13,099,238)
Annual Shareholder Report

	Year Ended 11/30/2022		Year Ended 11/30/2021
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	35,330	$291,547	18,748	$164,802
Shares issued to shareholders in payment of distributions declared	2,379	19,090	2,347	20,783
Shares redeemed	(12,548)	(107,464)	(26,103)	(229,077)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	25,161	$203,173	(5,008)	$(43,492)
	Year Ended 11/30/2022		Year Ended 11/30/2021
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,631,814	$29,648,397	4,247,771	$26,284,642
Proceeds from shares issued in connection with the tax-free transfer of assets from the Acquired Fund	—	—	2,266,094	31,762,777
Shares issued to shareholders in payment of distributions declared	682,953	5,526,204	619,408	5,494,846
Shares redeemed	(6,542,050)	(52,421,277)	(4,125,214)	(36,404,607)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(2,227,283)	$(17,246,676)	3,008,059	$27,137,658
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(12,798,358)	$(103,775,323)	(6,015,236)	$(52,236,188)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2022 and 2021, was as follows:
	2022	2021
Ordinary income	$28,950,661	$33,545,774
As of November 30, 2022, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(39,679)
Net unrealized depreciation	$(61,535,813)
Capital loss carryforwards	$(187,609,417)
TOTAL	$(249,184,909)
At November 30, 2022, the cost of investments for federal tax purposes was $841,325,531. The net unrealized depreciation of investments for federal tax purposes was $61,497,188. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $41,261,206 and net unrealized depreciation from investments for those securities having an excess of cost over value of $102,758,394. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable
Annual Shareholder Report

to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, mark to market of futures contracts and credit default swaps, straddle loss deferrals, equity linked notes, convertible debt and partnership adjustments.
As of November 30, 2022, the Fund had a capital loss carryforward of $187,609,417 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code of 1986, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$184,086,676	$3,522,741	$187,609,417
At November 30, 2022, for federal income tax purposes, the Fund had $523,540 in straddle loss deferrals.
The Fund utilized capital loss carryforwards of $14,320,174 to offset capital gains realized during the year ended November 30, 2022.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2022, the Adviser voluntarily waived $1,023,097 of its fee and voluntarily reimbursed $549,185 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2022, the Adviser reimbursed $52,051.
Certain of the Fund’s assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund’s adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2022, the Sub-Adviser earned a fee of $1,211,339.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2022, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$178,225	$—
Class C Shares	993,388	—
Class R Shares	5,425	(2,713)
TOTAL	$1,177,038	$(2,713)
For the year ended November 30, 2022, Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2022, FSC retained $208,792 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2022, FSC retained $19,388 in sales charges from the sale of Class A Shares. FSC also retained $12,487, $4,440 and $4,442 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2022, FSSC received $87,635 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.73%, 1.72%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended November 30, 2022, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $1,705,303.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2022, were as follows:
Purchases	$431,119,968
Sales	$648,793,978
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 22, 2022. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2022, the Fund had no outstanding loans. During the year ended November 30, 2022, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2022, there were no outstanding loans. During the year ended November 30, 2022, the program was not utilized.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under
Annual Shareholder Report

these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in, and may continue to result in, closed borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic, including significant fiscal and monetary policy changes, that may affect the instruments in which the Fund invests or the issuers of such investments. Any such impact could adversely affect the Fund’s performance.
11. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
12. SUBSEQUENT EVENT
On November 10, 2022, the Trustees approved a Plan of Conversion for the Class B Shares of the Fund pursuant to which the Class B Shares of the Fund will be converted into the Fund’s existing Class A Shares on or about February 3, 2023, resulting in the closure and termination of the Fund’s Class B Shares.
13. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2022, 24.86% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Annual Shareholder Report

Of the ordinary income distributions made by the Fund during the year ended November 30, 2022, 23.14% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Hermes Income Securities Trust and the Shareholders of Federated Hermes Capital Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Capital Income Fund (the Fund), a portfolio of Federated Hermes Income Securities Trust, including the portfolio of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
January 23, 2023
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2022	Ending Account Value 11/30/2022	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$965.00	$4.33
Class B Shares	$1,000	$961.00	$8.46
Class C Shares	$1,000	$959.80	$8.40
Class F Shares	$1,000	$964.90	$4.38
Class R Shares	$1,000	$963.50	$4.73[2]
Institutional Shares	$1,000	$966.30	$3.11
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.66	$4.46
Class B Shares	$1,000	$1,016.44	$8.69
Class C Shares	$1,000	$1,016.50	$8.64
Class F Shares	$1,000	$1,020.61	$4.51
Class R Shares	$1,000	$1,020.26	$4.86[2]
Institutional Shares	$1,000	$1,021.91	$3.19

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class B Shares	1.72%
Class C Shares	1.71%
Class F Shares	0.89%
Class R Shares	0.96%
Institutional Shares	0.63%

2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s Class R Shares current Fee Limit of 1.13% (as reflected in the Notes to Financial Statements, Note 5 under
Expense Limitation), multiplied by the average account value over the period, multiplied by
183/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $5.56 and $5.72, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2022, the Trust comprised seven portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Associate General Secretary of the Diocese of
Pittsburgh, a member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge Lally-
Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and
the Supreme Court’s Appellate Court Procedural Rules Committee.
Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of: Director,
Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of
the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director and Vice Chair, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC
Mercy Hospital.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2022
Federated Hermes Capital Income Fund (the “Fund”)
At its meetings in May 2022 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Equity Management Company of Pennsylvania (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Investment Management Company (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also
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considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by the Advisers and their affiliates; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted
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that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition to considering the above-referenced factors, the Board was mindful of the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account Federated Hermes’ communications with the Board in light of the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated
Annual Shareholder Report

Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered the implementation of Federated Hermes’ business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s
Annual Shareholder Report

gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2021, the Fund’s performance was above the median of the Performance Peer Group.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its evaluation. The Board focused on comparisons with other similar registered funds more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
Annual Shareholder Report

investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: personnel, processes and tools for portfolio management, including the use of market data on which portfolio managers make investment decisions; trading operations; ESG integration and issuer engagement on ESG matters; shareholder services; compliance; business continuity; cybersecurity; internal audit and risk management functions; and technology that supports the provision of investment management services. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared
Annual Shareholder Report

with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered Federated Hermes’ reductions in contractual management fees for certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report, which have resulted in benefits being realized by shareholders.
The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to evaluate the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangements.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Income Securities Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Capital Income Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2022, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2021 through March 31, 2022 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions
Annual Shareholder Report

delayed beyond the normal T+1 settlement, but within seven days of the redemption request, and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, alternative funding sources during the Period;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period, that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures;
◾ circumstances during the Period under which the Administrator convened meetings of the Liquidity Risk Management Committees more frequently than normal to conduct enhanced liquidity risk monitoring, including prior to the Russian invasion of Ukraine.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Capital Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/23)
© 2023 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 – $226,685

Fiscal year ended 2021 - $218,680

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $4,000

Fiscal year ended 2021 - $0

Fiscal year ended 2022- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,235 respectively. Fiscal year ended 2021- Audit consent fee for N-14 filing.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2022 - $0

Fiscal year ended 2021 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $71,430 and $49,999 respectively. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2022 – 0%

Fiscal year ended 2021 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2022 - $230,469

Fiscal year ended 2021 - $107,334

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2023

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2023